                                                                    Exhibit 10.2

                              Schedule of Parties
                          to Indemnification Agreement

               Horst Schroeder                    Richard Thompson
               James Heeter                       Daniel Trott
               Walter George                      Terrence O'Brien
               Tim Pollak                         William Patterson
               Jonathan E. Baum                   Robert Niehaus
               Mark Demetree                      George Shadid
               Paul Geist                         Stephanie Ruskey
               Timothy Webster

                            INDEMNIFICATION AGREEMENT

     THIS  AGREEMENT is made and entered  into this _______ day of  ___________,
2005,  between  American  Italian Pasta  Company,  a Delaware  corporation  (the
"Corporation") and _______________ ("Indemnitee").

     WITNESSETH:

     WHEREAS,  Indemnitee is a  ____________________________  of the Corporation
and as such is performing a valuable service for the Corporation; and

     WHEREAS,  although  Indemnitee has certain rights to indemnification  under the Governing  Documents of the Corporation and Delaware law, and such Governing
Documents and law  specifically  provide that they are not exclusive and thereby contemplate that the Corporation may enter into indemnification  agreements with its officers and directors;

     WHEREAS,  the  Corporation's  Board of Directors have  determined  that the policy of the  Corporation  is to  indemnify  the  Corporation's  directors  and officers  against  Claims and  Liabilities  incurred by reason of their Official
Capacity; and

     WHEREAS,  the Board of Directors of the Corporation has determined that the foregoing  indemnification  policy is important to the recruitment and retention of qualified,  competent officers and directors to serve the Corporation, and is therefore in the best interests of the Corporation; and

     WHEREAS,  the  Corporation's  Board of Directors has determined  that it is
appropriate   and  in  the  best  interests  of  the  Corporation  to  offer  an indemnification  agreement  substantially  the  same  as this  Agreement  to all directors of the  Corporation  and to those  officers of the  Corporation as the
Board of Directors shall determine; and

     WHEREAS, the Corporation and Indemnitee desire to enter into this Agreement to provide to Indemnitee  additional rights to  indemnification in consideration of Indemnitee's continued service to the Corporation;

     NOW,  THEREFORE,  in  consideration  of  Indemnitee's  service or continued
service to the Corporation in Indemnitee's  Official Capacity,  and the promises and  agreements  contained  herein,  the  Corporation  and  Indemnitee  agree as follows:

     1.   Certain  Definitions.  For purposes of this  Agreement,  the following definitions shall apply to the referenced words or terms:

          (a)  "Arbitration"  in the  context  of a  Proceeding  shall  mean any alternative dispute resolution procedure or process.

                                      -1-

          (b)  "D&O Insurance" means directors and officers liability insurance.

          (c)  "Expenses"   shall   include  all  direct  and   indirect   costs
     (including,  without  limitation,  all attorneys'  fees and retainers,  and related  disbursements,  expert  witness  and  advisory  fees  and  related disbursements,  and other  out-of-pocket  costs)  actually  and  reasonably incurred  or to be  incurred  by  Indemnitee  in  connection  with  (i) the investigation, defense or appeal of a Proceeding, (ii) serving as an actual or prospective  witness in any matter arising out of, or in any way related to,  Indemnitee's  Official  Capacity,  (iii)  any  voluntary  or  required interviews or depositions  with respect to any matter arising out of, or in any way related to, Indemnitee's Official Capacity,  and (iv) any Permitted
     Action brought against the Corporation by Indemnitee directly,  or by means of impleader, cross-complaint, counterclaim or other proceeding.

          (d)  "Governing Documents" shall mean the Certificate of Incorporation and Bylaws of the Corporation, as amended from time to time.

          (e)  "Indemnitee's Affiliates" shall mean Indemnitee's spouse, members of  Indemnitee's  immediate  family,  and  Indemnitee's  representative(s), guardian(s),  conservator(s),  estate, executor(s),  administrator(s),  and trustee(s),  as the case may be, as  understood  in, or  relevant  to,  the context of a particular provision of this Agreement.

          (f)  "Liabilities"  shall  include  judgments,   settlements,   fines,
     damages, whether compensatory, punitive or exemplary, ERISA or IRS or other excise taxes,  penalties,  and all other  liabilities of any kind or nature incurred by Indemnitee as a result of a Proceeding.

          (g)  "Official  Capacity"  means  Indemnitee's  service  as an officer and/or director of the Corporation  and any Other  Enterprise,  and in such capacity shall include  service as a trustee,  fiduciary,  agent or similar status with respect to the Corporation and any Other Enterprise.

          (h)  "Other  Enterprise"  shall include  without  limitation any other corporation,  partnership,  joint venture, trust, employee benefit plan, or other entity or  association  of any kind or nature which is controlled by, or affiliated  with,  the  Corporation,  or of which the  Corporation  is a creditor, or sole or partial owner.

          (i)  "Permitted  Action"  includes  (i)  any  Proceeding  against  the
     Corporation  brought by  Indemnitee,  alone or with others,  in  connection with, or related to, the defense by Indemnitee  of any  Proceeding  brought against  Indemnitee  by a  third  party,  the  Corporation,  or  any  Other
     Enterprise (or brought on behalf of the Corporation,  including by means of a derivative  action),  whether by a separately  initiated  Proceeding,  or impleader,  cross-claim,  counterclaim,  or  otherwise;  (ii) a  Proceeding brought by Indemnitee or Indemnitee's  Affiliates to establish or enforce a right of indemnity,  or Indemnitee's  Affiliates,  under this Agreement, an applicable D&O insurance policy, the Corporation's  Governing Documents, or any other agreement or law pertaining to

                                      -2-

     indemnification  of  Indemnitee,  or to recover  Expenses or a Liability of
     Indemnitee  resulting  from  a  Proceeding  against  Indemnitee;   (iii)  a
     Proceeding  against  the  Corporation  or any Other  Enterprise  brought by
     Indemnitee which is approved in advance by a majority of the  Corporation's independent directors,  excluding Indemnitee; and (iv) a Proceeding brought by  Indemnitee  which is required  under any law;  and with  respect to (i)
     through (iv) above,  any of the  identified  actions  shall be considered a
     Permitted Action regardless of whether Indemnitee is ultimately  determined to be entitled to the relief sought.

          (j)  "Proceeding"  shall include any  threatened,  pending,  actual or completed inquiry, interview,  investigation,  action, suit, arbitration or other proceeding,  whether civil,  administrative,  criminal,  or any other type of proceeding  whatsoever,  including an appellate action of any kind, brought by (i) the  Corporation  (or brought on behalf of the  Corporation,
     including  a  derivative   action)  against  or  involving   Indemnitee  or
     Indemnitee's   Affiliates   by  reason  of,  or  in  any  way  related  to,
     Indemnitee's Official Capacity;  (ii) Indemnitee,  against or involving the
     Corporation or any Other Enterprise by reason of, or in any way related to,
     Indemnitee's  Official  Capacity  or  rights  Indemnitee  has  against  the
     Corporation or any Other  Enterprise  under this  Agreement,  the Governing
     Documents,  or any  other  agreement  or law (but only  with  respect  to a
     Permitted Action); (iii) any third party against or involving Indemnitee or
     Indemnitee's   Affiliates   by  reason  of,  or  in  any  way  related  to,
     Indemnitee's  Official  Capacity,  directly or by  impleader,  cross-claim, counterclaim,  or other means; or (iv) Indemnitee  against any third party, other  than the  Corporation,  by  reason  of,  or in any way  related  to,
     Indemnitee's  Official  Capacity,  directly or by  impleader,  cross-claim, counterclaim or other means.

          (k)  "Serving at the  Request of the  Corporation"  shall  include any service to an Other  Enterprise  by  Indemnitee  in  Indemnitee's  Official
     Capacity.

          For  the  purposes  of  this   Agreement,   Indemnitee's   service  in
     Indemnitee's Official Capacity to any Other Enterprise shall be presumed to be "Service at the Request of the  Corporation,"  unless it is conclusively determined  to the  contrary  by a majority  vote of the  directors  of the
     Corporation,  excluding Indemnitee. With respect to such determination,  it shall not be necessary  for  Indemnitee to show any actual or prior request by the Corporation or its Board of Directors for such Service to such Other
     Enterprise.

     2.   Indemnification.

          (a)  Subject  only to the  provisions  of  Sections 4, 5 and 7 of this
     Agreement,  the  Corporation  shall hold harmless and indemnify  Indemnitee from and against any and all Expenses and  Liabilities  with respect to any
     Proceedings to which  Indemnitee  may be subject by reason of  Indemnitee's
     Official  Capacity  with the  Corporation  or any Other  Enterprise  to the fullest extent permitted by Delaware law and this Agreement as such law and this Agreement may be hereafter  modified or interpreted  subsequent to the execution of this Agreement.

                                      -3-

          (b)  Notwithstanding  any  other  provisions  of  this  Agreement,  if
     Indemnitee  is the  subject  of a  Proceeding  by reason  of, or in any way related  to,  Indemnitee's  Official  Capacity,  and is  successful  in the defense of (i) the entire Proceeding, or (ii) one or more claims brought as part of the Proceeding,  the Indemnitee  shall be fully  indemnified by the
     Corporation as to all Expenses incurred with respect to the Proceeding,  or the particular claims, as the case may be, to the extent Indemnitee has not otherwise been indemnified.

          (c)  If a Proceeding against  Indemnitee  includes a claim against (i)
     one or more of Indemnitee's Affiliates,  or (ii) a property interest of one or more of Indemnitee's Affiliates,  and such Proceeding against Indemnitee is by reason of, or in any way related to,  Indemnitee's  Official Capacity with the  Corporation or any Other  Enterprise,  this Agreement  shall also include  indemnification  of the  Indemnitee's  Affiliates  with respect to their  Expenses and  Liability,  assuming that  Indemnitee  would have been entitled to  indemnification  under Section 4(a) if the Proceeding had been brought  directly  against  Indemnitee.  The  Expenses  of such  Indemnitee
     Affiliate shall be advanced  pursuant to Section 5 to the extent Indemnitee would have been entitled to advancement of Expenses had the Proceeding been directly against Indemnitee.

          (d)  The Corporation and Indemnitee  acknowledge that state or federal
     law  or  regulations,   or  applicable  public  policy,  may  prohibit  the
     Corporation from indemnifying  Indemnitee with respect to a Proceeding,  or one or more claims in a Proceeding under this Agreement or otherwise.

     3.   Partial Indemnification. If Indemnitee is entitled under any provision of this  Agreement  to  indemnification  by the  Corporation  for any portion of
Expenses or Liability  incurred in connection with any  Proceeding,  but not for all of the Expenses or Liability incurred in connection with any Proceeding, the
Corporation  shall  nevertheless  indemnify  Indemnitee  for the portion of such
Expenses and Liability to which Indemnitee is entitled.

     4.   Limitations on Indemnification.

          (a)  The  Corporation  will not hold  Indemnitee  harmless  or provide indemnification or advancement of expenses:

               (i)  if  Indemnitee  has been  otherwise  (than  pursuant to this
          Agreement)  indemnified by the  Corporation or other person or entity, or pursuant to any D&O  Insurance  or other  insurance  purchased  and maintained by the Corporation or Other Enterprise;

               (ii) if the Proceeding against Indemnitee is not by reason of, or does not in any way relate to, Indemnitee's Official Capacity;

               (iii) in respect of  remuneration  paid to Indemnitee if it shall be determined by a final  adjudication of a court having  jurisdiction in the matter that such remuneration was in violation of law;

                                      -4-

               (iv) on account  of any suit for an  accounting  of profits  made from  the  purchase  or  sale  by  Indemnitee  of  securities  of  the
          Corporation  pursuant to Section 16(b) of the Securities  Exchange Act of 1934 and amendments  thereto or similar  provisions of any federal, state or local law;

               (v)  on account of Indemnitee's conduct if it is finally adjudged by a  court  or  administrative  agency,  having  jurisdiction  in the matter, or is admitted by Indemnitee, that such conduct (I) was in bad faith (II) was  believed by the  Indemnitee  to be opposed to the best interests of the corporation, (III) was knowingly fraudulent, false or dishonest,  (IV) constituted knowing misconduct,  or (V) in a criminal action or  proceeding,  constituted  conduct that the  Indemnitee  had reasonable cause to believe was unlawful;

               (vi) with  respect to  Proceedings  brought  by, or on behalf of,
          Indemnitee or Indemnitee's  Affiliates,  against the Corporation,  any
          Other  Enterprise  or any other person or entity  having a right to be indemnified by the  Corporation or any Other  Enterprise,  unless such
          Proceeding is a Permitted Action;

               (vii) if it  shall be  determined  by a final  adjudication  of a court, or administrative  agency,  having  jurisdiction in the matter, that such indemnification is not lawful; or

               (viii)   with   respect   to   any   matters   related   to   the
          employer-employee relationship between the Corporation and Indemnitee, including the  continuation  or  termination  thereof,  or any salary, bonus, benefits or other compensation matters.

          (b)  A  determination  as to whether  Indemnitee  is not  entitled  to indemnification  by reason of the  provisions of Section 4(a) shall be made by (i) the board of directors by a majority  vote of directors who were not parties to the action, suit or proceeding,  even though less than a quorum, or (ii) by a committee of such  directors  designated by a majority vote of such  directors,  even though less than a quorum,  or (iii) if there are no such  directors,  or if such  directors  so direct,  by  independent  legal counsel  in a  written  opinion  to the  effect  that  there is  clear  and convincing  evidence that, based on the evidence then known,  Indemnitee is not entitled to indemnification; and any such determination under (i), (ii)
     or (iii) shall be final and binding upon the Corporation.

     5.   Advancement of Expenses.

          (a)  Until  the  assumption  of the  defense  of a  Proceeding  by the
     Corporation  pursuant to Section 7 of this Agreement or after  Indemnitee's employment  of separate  counsel as permitted  under Section 7, expenses of
     Indemnitee in defending or responding to a Proceeding  shall be paid by the
     Corporation,  within  15 days of the  receipt  of  invoices  therefor  from
     Indemnitee, in advance of the final disposition of such Proceeding.

                                      -5-

          (b)  Expenses of Indemnitee in prosecuting a Permitted Action shall be paid by the Corporation  within 15 days of the receipt of invoices therefor from  Indemnitee,  in advance of the final  disposition  of such  Permitted
     Action.

          (c)  Indemnitee's  initial  submission of an invoice for reimbursement of Expenses  incurred in  connection  with,  or related to, any  Proceeding shall be accompanied by a written undertaking by or on behalf of Indemnitee to  repay  all or a  portion  of  the  amounts  advanced,  if it  shall  be determined  by a final  adjudication  of a court or  administrative  agency having  jurisdiction  in the matter  that  Indemnitee  is not  entitled  to indemnification  by the Corporation with respect to all or a portion of the advanced Expenses.

     6.   Maintenance of D&O Insurance.

          (a)  The  Corporation  represents  that it presently  has in force and effect  D&O  Insurance  coverage  under  the  policies  with the  insurance carriers,  and in the amounts  set forth on  Attachment  A (the  "Insurance
     Policies").

          (b)  Subject  only to the  provisions  of  Section  6(c)  hereof,  the
     Corporation  agrees that, so long as Indemnitee  shall continue to serve in an Official  Capacity,  and thereafter,  for so long as Indemnitee shall be subject to any possible  Proceeding by reason of, or in any way related to,
     Indemnitee's Official Capacity,  the Corporation will purchase and maintain in effect for the  benefit of  Indemnitee  one or more  valid,  binding and enforceable policies of D&O Insurance providing, in all respects,  coverage at least  comparable to that presently  provided  pursuant to the Insurance
     Policies.  All  decisions as to whether and to what extent the  Corporation maintains  D&O  Insurance  shall be made by the Board of  Directors  of the
     Corporation.

          (c)  The  Corporation  shall not be required to maintain D&O Insurance coverage at least comparable to that provided by the Insurance  Policies if
     (i) said  Insurance is not available,  or (ii) in the  reasonable  business judgment of a two-thirds majority of the directors of the Corporation,  the premium cost for such insurance is  substantially  disproportionate  to the benefits of such  coverage.  In making any  determination  to  eliminate or
     reduce  coverage,   the  Board  of  Directors  shall  seek  the  advice  of
     independent  legal counsel or other advisors  experienced in the review and analysis of D&O Insurance coverage.

                                      -6-

          (d)  Promptly after (i) learning of facts and circumstances  which may give rise to a Proceeding,  the Corporation  shall notify its D&O Insurance carriers,  if such notice is required by the applicable insurance policies, and any other insurance carrier providing  applicable insurance coverage to the Corporation, of such facts and circumstances,  or (ii) receiving notice of a Proceeding,  whether from  Indemnitee,  or otherwise,  the Corporation shall  give  prompt  notice to its D&O  Insurance  carriers,  and any other
     insurance   carriers  providing   applicable   insurance  coverage  to  the
     Corporation,   in  accordance  with  the  requirements  of  the  respective insurance policies. The Corporation shall, thereafter, take all appropriate action to cause such insurance carriers to pay on behalf of Indemnitee, all
     Expenses incurred or to be incurred,  and liability incurred, by Indemnitee with  respect  to such  Proceeding,  in  accordance  with the  terms of the applicable insurance policies.

     7.   Notification to Corporation by Indemnitee of a Proceeding or Permitted
Action; Defense of Proceeding by Corporation.

          (a)  Promptly   after   receipt  by   Indemnitee   of  notice  of  the
     commencement  of a Proceeding or Permitted  Action,  Indemnitee  will, if a claim for indemnification  with respect thereto is to be made by Indemnitee against the  Corporation  under this  Agreement,  or otherwise,  notify the
     Corporation of such Proceeding or Permitted Action;  but the omission so to notify the Corporation  will not relieve the Corporation from any liability which it may have to Indemnitee under this Agreement.

          (b)  With respect to a Proceeding of which the  Corporation has notice pursuant to Section 6, Section 7(a), or otherwise:

               (i)  Except as otherwise  provided below,  the  Corporation  may, alone or jointly with any other indemnifying party, assume the defense thereof, with counsel reasonably satisfactory to Indemnitee.  From and after the  Corporation's  assumption of the defense of the Proceeding, the Corporation  will not be liable to Indemnitee under this Agreement for any Expenses  subsequently  incurred by  Indemnitee  in connection with the defense of such Proceeding.

               (ii) Indemnitee  shall have the right to employ  Indemnitee's own counsel in the defense of the Proceeding, but the fees and expenses of such counsel incurred after the Corporation has assumed the defense of such Proceeding,  shall be at the expense of Indemnitee unless (I) the employment of counsel by Indemnitee has been  authorized by a majority of  the  directors  of the  Corporation,  excluding  Indemnitee,  (II)
          Indemnitee  shall  have  reasonably  concluded  that  there  may  be a conflict of interest  between the  Corporation  and  Indemnitee in the conduct  of the  defense of the  Proceeding,  and such  conclusion  is supported by an opinion of counsel, or (III) the Corporation shall not in fact have  timely  employed  counsel to assume  the  defense of the
          Proceeding, in each of which cases the Expenses of Indemnitee shall be advanced  by the  Corporation  pursuant  to Section 5 and  indemnified pursuant to Section 2.

                                      -7-

          (c)  The Corporation shall not be liable to indemnify Indemnitee under this  Agreement  for any amounts paid in  settlement  of any  Proceeding or
     Permitted Action effected without the Corporation's  prior written consent, which consent  shall be  determined  by majority vote of the  Corporation's directors,  excluding  Indemnitee.  The  Corporation  shall not  settle any action or claim in any manner which would  impose any penalty,  limitation,
     Expense or Liability  on  Indemnitee  without  Indemnitee's  prior  written consent.  Neither the Corporation nor Indemnitee will unreasonably withhold their consent to any proposed settlement.

     8.   No Obligation or Right of Indemnitee or Corporation to Continuation of
Indemnitee's Official Capacity.

          (a)  The Corporation expressly confirms and agrees that it has entered into this Agreement, and assumed the obligations imposed on the Corporation in this  Agreement,  in order to induce  Indemnitee to serve or continue to serve the Corporation in Indemnitee's  Official Capacity,  and acknowledges that  Indemnitee is relying upon this Agreement in serving or continuing to serve  in  such  Official  Capacity.  The  rights  to  indemnification  and advancement of Expenses  created by or provided  pursuant to this Agreement are bargained-for  conditions of Indemnitee's acceptance and/or maintenance of Indemnitee's  Official Capacity with the Corporation.  Such rights shall continue after  Indemnitee has ceased to serve the Corporation or any Other
     Enterprise  in  Indemnitee's  Official  Capacity,  and  shall  inure to the benefit of Indemnitee and Indemnitee's Affiliates.

          (b)  Indemnitee  agrees that neither the terms of this Agreement,  nor the rights and benefits conferred on the Corporation,  any Other Enterprise or  Indemnitee  under  this  Agreement,  prohibits,  limits  or in any  way restricts  the  Board of  Directors  of the  Corporation  from (i)  seeking
     Indemnitee's resignation from his Official Capacity with the Corporation or any Other Enterprise,  (ii) removing,  or seeking the removal of Indemnitee from his Official Capacity with the Corporation or any Other Enterprise, or
     (iii)  declining to  re-nominate  or re-engage  Indemnitee for his Official
     Capacity  with the  Corporation  or any Other  Enterprise,  nor shall  this
     Agreement be construed or  interpreted as creating a contract of employment or other engagement with Indemnitee.

          (c)  The Corporation  agrees that neither the terms of this Agreement, nor the rights and benefits  provided to Indemnitee  under this  Agreement, prohibit,  limit,  or  restrict in any way,  Indemnitee's  rights to resign
     Indemnitee's Official Capacity with the Corporation or any Other Enterprise at any time subsequent to the execution of this Agreement.

     9.   Enforcement   of  this   Agreement  by  Indemnitee   or   Indemnitee's
Affiliates. To the fullest extent permitted by the laws of the State of Delaware or otherwise,  Indemnitee and  Indemnitee's  Affiliates  shall have the right to institute  a  Proceeding  to enforce  and/or  recover  damages for breach of the rights of  indemnification  and advancement of Expenses  created by, or provided pursuant to the terms of, this Agreement,  the Governing Documents,  Delaware or other

                                      -8-

law, or any other agreement entered into between  Indemnitee and the Corporation subsequent to the execution of this Agreement,  and such  Proceeding  shall be a
Permitted Action for purposes of this Agreement.

     10.  Non-attribution  of Actions of any Indemnitee to any Other Indemnitee.
For purposes of determining whether Indemnitee is entitled to indemnification or advancement  of  expenses  by the  Corporation  pursuant  to this  Agreement  or otherwise,  the  actions  or  inactions  of any  other  indemnitee  or  group of indemnitees shall not be attributed to Indemnitee.

     11.  Non-Exclusivity.  The rights to  indemnification  and  advancement  of
Expenses  provided to Indemnitee  pursuant to this Agreement shall not be deemed exclusive of any other rights of  indemnification  or advancement of Expenses to which Indemnitee may be entitled under any statute, common law, other agreement, the Governing  Documents,  a vote of  stockholders or  disinterested  directors, insurance  policy or  otherwise,  both as to  actions in  Indemnitee's  Official
Capacity,  and as to actions in any other  capacity  while holding  Indemnitee's
Official  Capacity with the Corporation or any Other  Enterprise,  and shall not limit in any way any right the  Corporation  may have to  create  additional  or
independent  or   supplementary   indemnity   obligations  for  the  benefit  of
Indemnitee.

     12.  Severability.  Each of the  provisions of this Agreement is a separate and distinct  agreement  independent of the others, and if any provision of this
Agreement  or  the  application  of  any  provision  hereof  to  any  person  or circumstances  is held invalid illegal or unenforceable by a final judgment of a court,  administrative  agency or arbitration panel,  having jurisdiction of the matter,  for any reason whatsoever,  the remaining  provisions of this Agreement and the  application of such provision to other persons or  circumstances  shall not be affected  thereby.  The parties hereto expressly agree that any provision hereof that is  determined  to be  invalid,  illegal or  unenforceable  shall be construed and modified by the court,  administrative agency or arbitration panel finding such provision invalid, illegal or unenforceable to the extent necessary so as to render such provision  valid and  enforceable as against all persons or entities to the maximum extent permitted by law.

     13.  Governing  Law.  This  Agreement  shall be governed,  interpreted  and construed in accordance with the laws of the State of Delaware without regard to any of its conflict of law rules.

     14.  Consent to Jurisdiction and Venue. The Corporation and Indemnitee each consent to the jurisdiction and venue of the courts of the State of Missouri, or the  federal  courts,  located in Jackson  County,  Missouri  and to holding any arbitration  permitted under this Agreement in Jackson County,  Missouri for all purposes in  connection  with any  Proceeding  which arises out of or relates to this Agreement.

                                      -9-

     15.  Notices.

          (a)  All notices, requests, demands and other communications hereunder shall be in  writing  and shall be  deemed  to have been duly  given if (i)
     personally  delivered  to, and  receipted  for by, the  intended  receiving party, or an authorized  representative  of the intended  receiving  party,
     (ii) mailed by certified or registered mail,  postage  prepaid,  within the
     United  States,  on the  third  business  day after the date on which it is mailed,  (iii)  delivered  by  reputable  overnight  courier on the date of delivery  evidenced  by such  carrier,  or (iv)  transmitted  by  facsimile machine on the date of receipt indicated by recipient's facsimile machine.

          (b)  Such notices shall be given as follows:

               (i)  If to  Indemnitee  to the  following  address  or  facsimile number,  or such other address or facsimile  number as Indemnitee  may furnish in writing:

                    -------------------------------

                    -------------------------------

                    -------------------------------

                    Facsimile No.:
                                  -----------------
                    Attention:
                              ---------------------

               (ii) If to the Corporation to:

                    American Italian Pasta Company
                    4100 North Mulberry Drive
                    Kansas City MO 64116-0696
                    Facsimile No.:  816.584.5100
                    Attention:  Chief Financial Officer

     16.  Modification;  Survival.  No amendment,  modification,  termination or cancellation of this Agreement  shall be effective  unless in writing and signed by both parties  hereto.  The  provisions  of this  Agreement  shall survive the termination of Indemnitee's Official Capacity with the Corporation, and inure to the benefit of Indemnitee and Indemnitee's Affiliates.

     17.  Period of  Limitations.  No  Proceeding  shall be brought by or in the right of either party hereto against the other after the expiration of three (3)
years  from the  date of  accrual  of the  cause of  action  giving  rise to the
Proceeding, and any such cause of action of such party shall be extinguished and deemed released  unless  asserted by the timely bringing of a Proceeding  within such three (3) year period;  provided,  however,  that if any shorter  period of limitations is otherwise applicable to such cause of action, such shorter period shall govern.

     18.  Subrogation.  In the  event of  payment  of  Expenses  or  Liabilities pursuant to this Agreement, the Corporation shall be subrogated to the extent of such  payment to all of the rights of recovery of  Indemnitee  and  Indemnitee's
Affiliates  against  any person or  organization.

                                      -10-

Indemnitee and Indemnitee's  Affiliates shall execute all documents required and shall do all acts that may be  necessary to secure such rights and to enable the
Corporation effectively to bring a Proceeding to enforce such rights.

     19.  Binding Effect;  Successors.  This Agreement shall be binding upon and inure to the benefit of, and be enforceable by, the Corporation,  Indemnitee and
Indemnitee's Affiliates, and their respective successors in interest,  including with respect to the Corporation,  succession by purchase, merger, consolidation, or sale of  substantially  all of the business and/or assets of the Corporation.
The  Corporation   shall  require  and  cause  any  successor   entity  to  all,
substantially  all, or a substantial  part of, the business and/or assets of the
Corporation,  by written agreement to expressly assume and agree to perform this
Agreement in the same manner and to the same extent that the  Corporation  would be required to perform this Agreement if no succession had taken place.

     20.  Prior Agreements;  Conflict With Governing  Documents.  This Agreement
shall supersede and replace any other agreement among the parties executed prior to the date of this Agreement with respect to the subject matter hereof.  To the fullest extent permitted by law, in the event of a conflict between the terms of this  Agreement  and the  terms of the  Governing  Documents,  the terms of this
Agreement shall prevail.

     21.  Counterparts.   This   Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall constitute an original.

     IN WITNESS  WHEREOF,  the parties  hereto have duly executed this Agreement and affixed their signatures hereto as of the date first above written.

                                       INDEMNITEE:

                                       Signature:
                                                 -------------------------------

                                       Printed Name:
                                                    ----------------------------

                                       AMERICAN ITALIAN PASTA COMPANY
                                       a Delaware corporation

                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                                      -11-